Long-Term Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt
Long-term debt as of December 31, 2015 and 2014 consists of the following (in millions):

	2015	2014
2017 Term Loans (1)	$1,300.0	$1,300.0
2018 Term Loans (2)	1,500.0	—
Senior Notes due 2017, interest payable semi-annually at 1.450%	300.0	300.0
Senior Notes due April 2018, interest payable semi-annually at 2.000%	250.0	250.0
Senior Notes due October 2018, interest payable semi-annually at 2.850%	750.0	—
Senior Notes due 2020, interest payable semi-annually at 3.625%	1,750.0	—
Senior Notes due March 2022, interest payable semi-annually at 5.000%	700.0	700.0
Senior Notes due October 2022, interest payable semi-annually at 4.500%	500.0	—
Senior Notes due 2023, interest payable semi-annually at 3.500%	1,000.0	1,000.0
Senior Notes due 2024, interest payable semi-annually at 3.875%	700.0	700.0
Senior Notes due 2025, interest payable semi-annually at 5.000%	1,500.0	—
Revolving Loan, (3)	1,250.0	795.0
Other	13.1	22.7
	11,513.1	5,067.7
Current portion	(15.3)	(13.1)
Long-term debt, excluding current portion	$11,497.8	$5,054.6
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(1)
Interest on the 2017 Term Loans is generally payable at LIBOR plus an applicable margin of up to 1.75% based upon the Company's corporate credit ratings. As of December 31, 2015, the weighted average interest rate on the 2017 Term Loans was 1.49%.

(2)
Interest on the 2018 Term Loans is generally payable at LIBOR plus an applicable margin of up to 1.75% based upon the Company's corporate credit ratings. As of December 31, 2015, the weighted average interest rate on the 2018 Term Loans was 1.48%.

(3)
Interest on the Revolving Loan is generally payable at LIBOR plus an applicable margin of up to 1.75% plus an unused commitment fee of up to 0.25%, each based upon the Company's corporate credit ratings. As of December 31, 2015, the applicable margin on the Revolving Loan, excluding facility fees and unused commitment fees, was 1.25%.

FIS is a party to a syndicated credit agreement (the “Credit Agreement”), which as of December 31, 2015 provided total committed capital of $4,300.0 million comprised of: (1) a revolving credit facility in an aggregate maximum principal amount of $3,000.0 million maturing on December 18, 2019 (the "Revolving Loan") and (2) term loans of $1,300.0 million maturing on March 30, 2017 (the "2017 Term Loans"). FIS is also a party to a syndicated term loan agreement (the "Term Loan Agreement" and together with the Credit Agreement, the "FIS Credit Agreements"), which as of December 31, 2015 provided term loans of $1,500.0 million maturing on December 18, 2018 (the "2018 Term Loans"). As of December 31, 2015, the outstanding principal balance of the Revolving Loan was $1,250.0 million, with $1,742.4 million of borrowing capacity remaining thereunder (net of $7.6 million in outstanding letters of credit issued under the Revolving Loan).

Concurrent with the execution of the SunGard acquisition agreement (Note 6), the Company secured $6.9 billion of committed bridge financing to ensure our ability to fund the cash requirements related to the Acquisition. The bridge commitments were terminated in October following the (a) amendment of the Credit Agreement to modify certain covenants; (b) the issuance of the $1.5 billion Term Loan Agreement funded upon completion of the Acquisition with the 2018 Term Loans; and (c) the issuance of $4.5 billion of senior unsecured fixed rate notes. The 2018 Term Loans mature on the third anniversary of the initial funding date. The loans under the Credit Agreement are not subject to mandatory prepayment and voluntary prepayments will be permitted at any time without fee and subject to minimum dollar requirements. The Company incurred and expensed approximately $17.0 million in the third quarter in connection with securing the financing. Additional fees of $2.6 million were capitalized as debt issuance costs.

The obligations of FIS under the FIS Credit Agreements and under all of its outstanding senior notes rank equal in priority and are unsecured. On December 18, 2014, FIS completed an amendment to the Credit Agreement that, among other provisions, eliminated all existing guarantees from FIS' subsidiaries. The FIS Credit Agreements and the senior notes remain subject to customary covenants, including, among others, limitations on the payment of dividends by FIS, and events of default.

The following summarizes the mandatory annual principal payments pursuant to the FIS Credit Agreements and the senior notes' indentures as of December 31, 2015 (in millions):

Total
2016	$—
2017	1,600.0
2018	2,500.0
2019	—
2020	1,750.0
Thereafter	4,400.0
Total	$10,250.0

Voluntary prepayment of the Term Loans is generally permitted at any time without fee upon proper notice and subject to a minimum dollar requirement. There are no mandatory principal payments on the Revolving Loan and any balance outstanding on the Revolving Loan will be due and payable at its scheduled maturity date.

FIS may redeem some or all of the March 2022 Notes on or before May 14, 2020 at a specified premium to par, and thereafter at par as outlined in the indenture agreement. FIS may also redeem the 2017 Notes, the April and October 2018 Notes, 2020 Notes, October 2022 Notes, 2023 Notes, 2024 Notes and 2025 Notes at its option in whole or in part, at any time and from time to time, at a redemption price equal to the greater of 100% of the principal amount to be redeemed and a make-whole amount calculated as described in the related indenture in each case plus accrued and unpaid interest to, but excluding, the date of redemption; provided no make-whole amount will be paid for redemptions of the 2020 Notes during the one month prior to its maturity, the October 2022 Notes during the two months prior to its maturity and the 2023 Notes, the 2024 Notes and the 2025 Notes during the three months prior to their maturity.

Debt issuance costs of $69.2 million, net of accumulated amortization, remain capitalized as of December 31, 2015, related to all of the above outstanding debt.

We monitor the financial stability of our counterparties on an ongoing basis. The lender commitments under the undrawn portions of the Revolving Loan are comprised of a diversified set of financial institutions, both domestic and international. The combined commitments of our top 10 revolving lenders comprise about 72% of our Revolving Loan. The failure of any single lender to perform its obligations under the Revolving Loan would not adversely impact our ability to fund operations. If the single largest lender were to default under the terms of the Credit Agreement (impacting the capacity of the Revolving Loan), the maximum loss of available capacity on the undrawn portion of the Revolving Loan, as of December 31, 2015, would be approximately $128.3 million.

The fair value of the Company’s long-term debt is estimated to be approximately $30.4 million higher than the carrying value as of December 31, 2015. This estimate is based on quoted prices of our senior notes and trades of our other debt in close proximity to December 31, 2015, which are considered Level 2-type measurements. This estimate is subjective in nature and involves uncertainties and significant judgment in the interpretation of current market data. Therefore, the values presented are not necessarily indicative of amounts the Company could realize or settle currently.

As of December 31, 2015, we have entered into the following interest rate swap transactions converting a portion of the interest rate exposure on our Term and Revolving Loans from variable to fixed (in millions):

Effective date	Termination date	Notional amount	Bank pays variable rate of	FIS pays fixed rate of
February 3, 2014	February 1, 2017	$400.0	One Month LIBOR (1)	0.89%	(2)
January 4, 2016	January 1, 2017	400.0	One Month LIBOR (1)	0.65%	(2)
January 4, 2016	January 1, 2018	500.0	One Month LIBOR (1)	0.92%	(2)
January 4, 2016	January 1, 2019	250.0	One Month LIBOR (1)	1.18%	(2)
		$1,550.0
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(1)	0.43% in effect as of December 31, 2015.

(2)	Does not include the applicable margin and facility fees paid to lenders on term loans and revolving loans as described above.
We have designated these interest rate swaps as cash flow hedges and, as such, they are carried on the Consolidated Balance Sheets at fair value with changes in fair value included in other comprehensive earnings, net of tax.

A summary of the fair value of the Company’s interest rate derivative instruments is as follows (in millions):

	December 31, 2015		December 31, 2014
	Balance sheet location	Fair value	Balance sheet location	Fair value
Interest rate swap contracts	Other noncurrent assets	$1.3	Other noncurrent assets	$—
Interest rate swap contracts	Accounts payable and accrued liabilities	—	Accounts payable and accrued liabilities	0.7
Interest rate swap contracts	Other long-term liabilities	1.0	Other long-term liabilities	0.9

In accordance with the authoritative guidance for fair value measurements, the inputs used to determine the estimated fair value of our interest rate swaps are Level 2-type measurements. We considered our own credit risk and the credit risk of the counterparties when determining the fair value of our interest rate swaps. Adjustments are made to these amounts and to accumulated other comprehensive earnings ("AOCE") within the Consolidated Statements of Comprehensive Earnings and Consolidated Statements of Equity as the factors that impact fair value change, including current and projected interest rates, time to maturity and required cash transfers/settlements with our counterparties. Periodic actual and estimated settlements with counterparties are recorded to interest expense as a yield adjustment to effectively fix the otherwise variable rate interest expense associated with the Term and Revolving Loans for hedge notional amounts.

A summary of the effect of derivative instruments on the Company’s Consolidated Statements of Comprehensive Earnings and recognized in AOCE for the years ended December 31, 2015, 2014 and 2013 are as follows (in millions):

	Amount of gain (loss) recognized in AOCE on derivatives
Derivatives in cash flow hedging relationships	2015	2014	2013
Interest rate derivative contracts	$(17.4)	$(3.5)	$0.5

	Amount of gain (loss) reclassified from AOCE into income
Location of gain (loss) reclassified from AOCE into income	2015	2014	2013
Interest expense	$(3.7)	$(6.3)	$(5.5)

Approximately $1.3 million of the balance in AOCE as of December 31, 2015, is expected to be reclassified into income over the next twelve months.

Our existing cash flow hedges are highly effective and there was no impact on earnings due to hedge ineffectiveness. It is our practice to execute such instruments with credit-worthy banks at the time of execution and not to enter into derivative financial instruments for speculative purposes. As of December 31, 2015, we believe that our interest rate swap counterparties will be able to fulfill their obligations under our agreements and we believe we will have debt outstanding through the various expiration dates of the swaps such that the forecasted transactions remain probable of occurring.